UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

XOMA ROYALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! XOMA ROYALTY CORPORATION 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET. For shares held in a 401(k) Plan, vote by May 18, 2026 11:59 PM ET. XOMA ROYALTY CORPORATION ATTN: MARICEL MONTANO 2200 POWELL STREET, SUITE 310 EMERYVILLE, CA 94608 V89052-P49316 You invested in XOMA ROYALTY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 21, 2026 9:00 AM PT Virtually at: www.virtualshareholdermeeting.com/XOMA2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Director Nominees: To be elected for terms expiring in 2027 Nominees: 01) Owen Hughes 05) Barbara Kosacz For All 02) Jack L. Wyszomierski 06) Joseph M. Limber 03) Heather L. Franklin 07) Matthew D. Perry 04) Natasha Hernday 2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm For for the fiscal year ending December 31, 2026. 3. Approval of an amendment and restatement of the 2010 Long Term Incentive and Stock Award Plan. For 4. Approval of the 2026 Employee Stock Purchase Plan. For 5. Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89053-P49316